UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Armstrong Flooring, Inc. (the “Company”) held its annual meeting of stockholders on June 2, 2017 at which the stockholders voted in favor of the proposals for (i) the election of the directors listed below; (ii) the advisory vote to approve the Company’s named executive officer compensation; (iii) “one year” for the frequency of the Company’s advisory vote on the compensation of its named executive officers; (iv) the approval of the Company’s 2016 Long Term Incentive Plan, as amended and restated; and (v) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

The final voting results for each of these proposals are as follows:

Proposal 1 – Election of Class I Directors to Serve One-Year Terms Expiring at the Annual Meeting of Stockholders in 2018

Nominee	For	Against	Abstain	Broker Non-Vote
Kathleen S. Lane	23,849,621	1,419,514	1,201	1,265,297
Michael W. Malone	23,848,399	1,420,735	1,202	1,265,297
Jacob H. Welch	23,543,406	1,725,689	1,241	1,265,297

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
18,055,958	7,210,325	4,053	1,265,297

Proposal 3 - Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation

One Year*	Two Year	Three Year	Abstain
22,682,298	2,264	2,584,468	1,306

*	The Company will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

Proposal 4 – Approval of The Armstrong Flooring, Inc. 2016 Long Term Incentive Plan, as Amended and Restated

For	Against	Abstain	Broker Non-Vote
21,506,039	3,754,123	10,174	1,265,297

Proposal 5 – Ratification of Selection of KPMG LLP for Fiscal Year 2017

For	Against	Abstain
26,515,936	17,359	2,338

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: June 5, 2017